Consolidated Balance Sheets - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
CURRENT ASSETS:
Cash and cash equivalents	$ 377	$ 3,526
Receivables and prepaid expenses	488	96
Total current assets	865	3,622
Total Assets	865	3,622
CURRENT LIABILITIES
Trade payables	16	19
Other accounts payable	19	391
Related parties	78	50
Total current liabilities	113	460
SHAREHOLDERS’ EQUITY:
Ordinary shares of NIS 0.4 par value - 1,250,000 shares authorized at December 31, 2018 and 2017; 420,554 issued and outstanding shares at December 31, 2018 and 418,464 issued and outstanding shares at December 31, 2017, respectively	46	45
Additional paid-in capital	48,572	48,871
Accumulated deficit	(47,866)	(45,754)
Total shareholders' equity	752	3,162
Total liabilities and shareholders' equity	$ 865	$ 3,622